UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2018 (December 20, 2018)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

As previously announced, on November 6, 2018, holders of the USD 200 million in aggregate principal amount of 8.250% Senior Secured Bonds due in November 2022 (OSLO BØRS: EBS01 (Bonds)) (the “Bonds”) issued by Eagle Bulk Shipco LLC (the “Issuer”), a company existing under the laws of the Republic of the Marshall Islands and a wholly-owned subsidiary of Eagle Bulk Shipping Inc., approved amendments to the bond terms (the “Bond Terms”), dated as of November 22, 2017, by and between the Issuer and Nordic Trustee AS, a company existing under the laws of Norway, to allow for proceeds from the sale of certain vessels that secure the Bonds (the “Security Vessels”) to be used for the partial financing of exhaust gas cleaning systems ("Scrubbers") to be retrofitted to its fleet of vessels.

On December 20, 2018, the Issuer entered into an amendment (the "Amendment") to amend the Bond Terms that were approved by the holders on November 6, 2018. Specifically, the Amendment added a definition of “Scrubber” and amended the definition of “Reinvestment” in the Bond Terms to include, up to an aggregate of amount of $25 million, the financing of any costs and expenses related to the acquisition and installation of any Scrubber on any Security Vessel so long as certain conditions are met. Additionally, the definition of “Permitted Disposal” was amended to include a reference to the financing of any costs and expenses related to the acquisition and installation of any Scrubber on any Security Vessel.

The preceding summary of the Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Amendment Agreement to the Bond Terms between Eagle Bulk ShipCo LLC (Issuer) and Nordic Trustee AS (Bond Trustee) on behalf of the bondholders (Bondholders) in bond issue Eagle Bulk Shipco LLC 8.250% senior secured USD 200,000,000 bonds 2017/2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: December 27, 2018	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer